                         TOYOTA MOTOR CREDIT CORPORATION
      SERVICER'S CERTIFICATE -- TOYOTA AUTO RECEIVABLES 2003-A OWNER TRUST DISTRIBUTION DATE OF MAY 15, 2003 FOR THE COLLECTION PERIOD APRIL 1, 2003
                             THROUGH APRIL 30, 2003

------------------------------------------------------------------------------------------------------------------------------
                                                                         Class A-1           Class A-2           Class A-3A
                                                                         ---------           ---------           ----------
                                                   Total                  Balance             Balance              Balance
------------------------------------------------------------------------------------------------------------------------------
POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
 Securities Balance                          $1,502,500,000.00        $432,500,000.00     $375,000,000.00     $364,000,000.00
 Subordinated Seller's Interest                 $46,570,312.00
 Receivables Pool Balance                    $1,549,070,312.00
 Principal Factor                                   1.00000000             1.00000000          1.00000000          1.00000000
 Rate                                                                        1.17188%               1.28%             1.8925%
 Final Scheduled Payment Date                                          March 15, 2004     August 15, 2005      March 15, 2007
 Number of Contracts                                    96,990
 Weighted Average A.P.R.                                 5.51%
 Weighted Average Remaining Term                        48.29 months
 Servicing Fee Rate                                      1.00%

POOL DATA - PRIOR MONTH
-----------------------
 Securities Balance                          $1,447,009,246.30        $377,009,246.30     $375,000,000.00     $364,000,000.00
 Subordinated Seller's Interest                 $46,570,312.00
 Receivables Pool Balance                    $1,493,579,558.30
 Securities Pool Factor                             0.96306772             0.87169768          1.00000000          1.00000000
 Number of Contracts                                    95,615
 Weighted Average A.P.R.                                 5.50%
 Weighted Average Remaining Term                        47.45 months
 Precompute and Simple Interest Advances         $1,078,857.63
 Payahead Account Balance                           $90,596.57
 Interest Shortfall                                      $0.00                  $0.00               $0.00               $0.00
 Principal Shortfall                                     $0.00                  $0.00               $0.00               $0.00

POOL DATA - CURRENT MONTH
-------------------------
 Securities Balance                          $1,392,218,988.60        $322,218,988.60     $375,000,000.00     $364,000,000.00
 Subordinated Seller's Interest                 $46,570,312.00
 Receivables Pool Balance                    $1,438,789,300.60
 Securities Pool Factor                             0.92660166             0.74501500          1.00000000          1.00000000
 Number of Contracts                                    94,112
 Weighted Average A.P.R.                                 5.50%
 Weighted Average Remaining Term                        46.59 months
 Precompute and Simple Interest Advances         $1,230,564.87
 Payahead Account Balance                           $84,515.06
 Interest Shortfall                                      $0.00                  $0.00               $0.00               $0.00
 Principal Shortfall                                     $0.00                  $0.00               $0.00               $0.00
------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                      Class A-3B               Class A-4              Subordinated
                                                      ----------               ---------              ------------
                                                        Balance                 Balance            Seller's Interest
----------------------------------------------------------------------------------------------------------------------
POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
 Securities Balance                                $125,000,000.00          $206,000,000.00
 Subordinated Seller's Interest                                                                       $46,570,312.00
 Receivables Pool Balance
 Principal Factor                                       1.00000000               1.00000000
 Rate                                                        1.69%                    2.20%
 Final Scheduled Payment Date                       March 15, 2007          March 15, 2010
 Number of Contracts
 Weighted Average A.P.R.
 Weighted Average Remaining Term
 Servicing Fee Rate

POOL DATA - PRIOR MONTH
-----------------------
 Securities Balance                                $125,000,000.00          $206,000,000.00
 Subordinated Seller's Interest                                                                       $46,570,312.00
 Receivables Pool Balance
 Securities Pool Factor                                 1.00000000               1.00000000               1.00000000
 Number of Contracts
 Weighted Average A.P.R.
 Weighted Average Remaining Term
 Precompute and Simple Interest Advances
 Payahead Account Balance
 Interest Shortfall                                          $0.00                    $0.00
 Principal Shortfall                                         $0.00                    $0.00

POOL DATA - CURRENT MONTH
-------------------------
 Securities Balance                                $125,000,000.00          $206,000,000.00
 Subordinated Seller's Interest                                                                       $46,570,312.00
 Receivables Pool Balance
 Securities Pool Factor                                 1.00000000               1.00000000               1.00000000
 Number of Contracts
 Weighted Average A.P.R.
 Weighted Average Remaining Term
 Precompute and Simple Interest Advances
 Payahead Account Balance
 Interest Shortfall                                          $0.00                    $0.00
 Principal Shortfall                                         $0.00                    $0.00
----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
RESERVE ACCOUNT
---------------
 Initial Deposit Amount                                                                                          $0.00
 Specified Reserve Account Percentage                                                                            0.00%
 Specified Reserve Account Amount                                                                                $0.00
 Specified Reserve Account Percentage (IF CONDITION I OR II MET)                                                 3.50%
 Specified Reserve Account Amount (IF CONDITION I OR II MET)                                            $48,727,664.60

 Beginning Balance                                                                                               $0.00
 Total Withdraw                                                                                                  $0.00
 Amount Available for Deposit to the Reserve Account                                                     $3,855,313.42
                                                                                                        ---------------
 Reserve Account Balance Prior to Release                                                                $3,855,313.42
 Reserve Account Required Amount                                                                                 $0.00
 Reserve Account Release to Seller                                                                       $3,855,313.42
                                                                                                        ---------------
 Ending Reserve Account Balance                                                                                  $0.00
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
REVOLVING LIQUIDITY NOTE
------------------------
 Total Amount Available                                                                                  $7,745,352.00

 Beginning of Period Balance                                                                                     $0.00
 Draws                                                                                                           $0.00
 Reimbursements                                                                                                  $0.00
                                                                                                       ----------------
 End of Period Balance                                                                                           $0.00

 Current Period Undrawn Amount                                                                           $7,745,352.00
-----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS
--------------------------------------------
                                                                   Vehicles              Amount
                                                                   --------              ------
 Liquidated Contracts                                                  1
                                                                       -
 Gross Principal Balance of Liquidated Receivables                                             $1,994.72
 Net Liquidation Proceeds Received During the Collection Period                               ($1,674.69)
 Recoveries on Previously Liquidated Contracts                                                ($2,647.06)
                                                                                 ------------------------
 Aggregate Credit Losses for the Collection Period                                            ($2,327.03)
                                                                                 ------------------------

                                                                                 ------------------------
 Cumulative Credit Losses for all Periods                              2                      $17,915.64
                                                                       -         ------------------------
 Repossessed in Current Period                                        13
                                                                      --
RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                             Annualized Average
FOR EACH COLLECTION PERIOD:                                                         Charge-Off Rate
 Second Preceding Collection Period                                                                0.00%
 First Preceding Collection Period                                                                 0.02%
 Current Collection Period                                                                         0.01%

----------------------------------------------------------------------------------------------------------
CONDITION (I) (CHARGE-OFF RATE)
-------------
Three Month Average                                                                                0.01%
Charge-off Rate Indicator ( > 2.25%)                                                   CONDITION NOT MET
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
DELINQUENT AND REPOSSESSED CONTRACTS
------------------------------------
                                              Percent   Contracts      Percent             Amount
                                              -------   ---------      -------             ------
 30-59 Days Delinquent                         0.34%          318       0.34%              $4,855,285.19
 60-89 Days Delinquent                         0.05%           49       0.05%                $725,316.36
 Over 89 Days Delinquent                       0.00%            1       0.00%                 $28,241.94
                                                       -----------               ------------------------
 Total Delinquencies                                          368                          $5,608,843.49
                                                       ===========               ========================

 Repossessed Vehicle Inventory                                 14*
  * Included with delinquencies above

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
 Second Preceding Collection Period                                                                0.00%
 First Preceding Collection Period                                                                 0.01%
 Current Collection Period                                                                         0.05%

----------------------------------------------------------------------------------------------------------
CONDITION (II) (DELINQUENCY PERCENTAGE)
--------------
Three Month Average                                                                                0.02%
Delinquency Percentage Indicator ( > 2.25%)                                            CONDITION NOT MET
----------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
      SERVICER'S CERTIFICATE -- TOYOTA AUTO RECEIVABLES 2003-A OWNER TRUST DISTRIBUTION DATE OF MAY 15, 2003 FOR THE COLLECTION PERIOD APRIL 1, 2003
                             THROUGH APRIL 30, 2003

------------------------------------------------------------------------------------------------------------------------------
                                                                      Class A-1      Class A-2      Class A-3A    Class A-3B
                                                                      ---------      ---------      ----------    ----------
                                                    Total              Balance        Balance         Balance       Balance
------------------------------------------------------------------------------------------------------------------------------
COLLECTIONS
-----------
 Principal Payments Received                   $54,709,990.93
 Interest Payments Received                     $6,832,695.06
 Net Precomputed Payahead Amount                    $6,081.51
 Aggregate Net Liquidation Proceeds Received        $4,321.75
 Principal on Repurchased Contracts                $78,272.05
 Interest on Repurchased Contracts                  $3,093.54
                                              ----------------
 Total Collections                             $61,634,454.84
 Net Simple Interest Advance Amount               $147,557.93
 Net Precomputed Advance Amount                     $4,149.31
                                              ----------------
 Total Available Amount                        $61,786,162.08

AMOUNTS DUE
-----------
 Servicing Fee                                  $1,244,649.63
 Accrued and Unpaid Interest                    $1,895,941.33
 Principal                                     $54,790,257.70
 Reserve Account                                $3,855,313.42
                                              ----------------
 Total Amount Due                              $61,786,162.08

ACTUAL DISTRIBUTIONS
--------------------
 Servicing Fee                                  $1,244,649.63
 Interest                                       $1,895,941.33        $368,174.66    $400,000.00    $574,058.33   $176,041.67
 Principal                                     $54,790,257.70     $54,790,257.70          $0.00          $0.00         $0.00
 Reserve Account                                $3,855,313.42
                                              ----------------  -----------------  ------------- -------------- -------------
 Total Amount Distributed                      $61,786,162.08     $55,158,432.36    $400,000.00    $574,058.33   $176,041.67
------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                                 Class A-4     Subordinated
                                                 ---------     ------------
                                                  Balance    Seller's Interest
---------------------------------------------------------------------------------
COLLECTIONS
-----------
 Principal Payments Received
 Interest Payments Received
 Net Precomputed Payahead Amount
 Aggregate Net Liquidation Proceeds Received
 Principal on Repurchased Contracts
 Interest on Repurchased Contracts

 Total Collections
 Net Simple Interest Advance Amount
 Net Precomputed Advance Amount

 Total Available Amount

AMOUNTS DUE
-----------
 Servicing Fee
 Accrued and Unpaid Interest
 Principal
 Reserve Account

 Total Amount Due

ACTUAL DISTRIBUTIONS
--------------------
 Servicing Fee
 Interest                                       $377,666.67        N/A
 Principal                                            $0.00           $0.00
 Reserve Account
                                              ------------------------------
 Total Amount Distributed                       $377,666.67           $0.00
-----------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
MONTHLY INFORMATION BY TYPE OF LOAN
-----------------------------------
Precomputed Contracts
---------------------
 Scheduled Principal Collections                                                             $244,836.25
 Prepayments in Full                                           25 contracts                   $94,798.61
 Repurchased Receivables Principal                                                             $7,433.73
 Payments Behind/Ahead on Repurchased Receivables                                                  $0.00
 Total Collections                                                                           $359,023.01
 Advances - Reimbursement of Previous Advances                                                     $0.00
 Advances - Current Advance Amount                                                             $4,149.31
 Payahead Account - Payments Applied                                                           $6,081.51
 Payahead Account - Additional Payaheads                                                           $0.00

Simple Interest Contracts
-------------------------
 Collected Principal                                                                      $33,814,416.65
 Prepayments in Full                                        1,468 contracts               $20,555,939.42
 Collected Interest                                                                        $6,813,306.91
 Repurchased Receivables Principal                                                            $70,838.32
 Repurchased Receivables Interest                                                              $3,093.54
 Advances - Reimbursement of Previous Advances                                                     $0.00
 Advances - Current Advance Amount                                                           $147,557.93

----------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
       SERVICER'S CERTIFICATE - TOYOTA AUTO RECEIVABLES 2003-A OWNER TRUST DISTRIBUTION DATE OF MAY 15, 2003 FOR THE COLLECTION PERIOD OF APRIL 1, 2003
                             THROUGH APRIL 30, 2003


-----------------------------------------------------------------------------------------------------------
                                                                                       Class A-3A
                                                                                       ----------
                                                                                         Balance
-----------------------------------------------------------------------------------------------------------
NOTE RATES FOR MAY 15, 2003 PAYMENT DATE
----------------------------------------
One Month LIBOR                                                                          1.31000%
Spread                                                                                   0.02000%
                                                                                    ------------------
Note Rates:                                                                              1.33000%

Number of Days in Interest Period (Days)                                                            30

INTEREST PAYMENTS
-----------------
Interest Calculation for Current Interest Period                                            403,433.33
At Certificate Payment Date:
 Due to Swap Counterparty (Swap Payments Outgoing)                                          574,058.33
 Paid to Swap Counterparty (Swap Payments Outgoing)                                         574,058.33
 Proration %                                                        0.00%
 Interest Due to Noteholders (Swap Payments Incoming)                                       403,433.33
 Interest Payment to Noteholders (Swap Payments Incoming)                                   403,433.33

Net Swap Payment due to / (received from) Swap Counterparty                                (170,625.00)


PRINCIPAL PAYMENTS
------------------
Beginning Notional Balance                                                              364,000,000.00
Principal Payment due to Investors                                                                   -
Ending Notional Balance                                                                 364,000,000.00

SWAP TERMINATION PAYMENT                                                                   N/A


NOTE RATES FOR JUNE 16, 2003 PAYMENT DATE
-----------------------------------------
One Month LIBOR                                                                          1.31000%
Spread                                                                                   0.02000%
                                                                                    ------------------
Note Rates:                                                                              1.33000%
Number of Days in Interest Period (Days)                                                            32

-----------------------------------------------------------------------------------------------------------


I hereby certify to the best of my knowledge that the report provided is true and correct.


/s/ Angela Burraston
------------------------------------------------
Angela Burraston
ABS Accounting Manager